EXHIBIT 4.32.1

AMENDMENT N° 12

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

TAM – LINHAS AEREAS S.A.

REF: CT1200252

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320/A330 PA – TAM – Amdt. 12 – CT1200252- 01/2012	Page 1 of 32

WHEREAS

A.	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008 and Amendment No.2, dated as of October 15, 2008, and Amendment No.3 dated January 12, 2009 and Amendment No.4 , dated as of July 1, 2009 and Amendment No. 5, dated as of December 24, 2009 and Amendment No.6, dated as of March 4, 2010 and Amendment No. 7, dated as of July 28, 2010 and Amendment No.8, dated as of April 29, 2011 incorporated therein and Amendment No.9, dated as of June 13, 2011 incorporated therein and Amendment No 10, dated as of October 11, 2011 incorporated therein and Amendment No.11, dated as of October 11, 2011 incorporated therein incorporated therein is hereinafter referred to as the “Agreement”.

B.	The Buyer and the Seller have agreed to make some changes to the delivery schedule of certain A320 Family Aircraft.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1. A320 FAMILY RESCHEDULING

The Buyer has requested the Seller, and the Seller has agreed to reschedule the delivery dates of certain of the Aircraft as follows:

1.1 Rescheduling: The Buyer and the Seller agree to postpone the delivery dates specified in the Agreement as follows:

•	A320 No.96 shall be rescheduled from [***] 2012 to [***] 2015

•	A319 No.112 shall be rescheduled from [***] 2012 [***] 2015

•	A320 No.114 shall be rescheduled from [***] 2012 to [***] 2015

1.2 New Delivery Schedule: As a result of the rescheduling set forth in Paragraph 1.1 above above, the A319/A320/A321 Delivery Schedule set forth in Clause 9.1.1.1 of the Agreement (as subsequently amended) is hereby cancelled and replaced with the following quoted Delivery Schedule:

QUOTE

9.1.1.1 A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter
- Aircraft N° 64	A321	August 2007
- Aircraft N° 65	A321	August 2007
- Aircraft N° 66	A320	October 2007
- Aircraft N° 67	A320	October 2007
- Aircraft N° 68	A321	November 2007

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320/A330 PA – TAM – Amdt. 12 – CT1200252- 01/2012	Page 2 of NUMPAGES \* Arabic \* MERGEFORMAT 33

- Aircraft N° 69	A319	November 2008

- Aircraft N° 70	A319	July 2008
- Aircraft N° 71	A319	August 2008

- Aircraft N° 72	A321	February 2009
- Aircraft N° 73	A321	January 2009
- Aircraft N° 74	A321	[***] 2013
- Aircraft N° 75	A320	May 2009
- Aircraft N° 76	A320	December 2011
- Aircraft N 77	A321	January 2011
- Aircraft N° 78	A320	December 2011
- Aircraft N° 79	A321	April 2011

- Aircraft N° 80	A321	June 2010
- Aircraft N° 81	A319	January 2010
- Aircraft N° 82	A319	July 2011
- Aircraft N° 83	A319	June 2011
- Aircraft N° 84	A321	June 2010
- Aircraft N° 85	A320	March 2012
- Aircraft N° 86	A320	February 2012
- Aircraft N° 87	A320	[***] 2013
- Aircraft N° 88	A320	[***] 2013
- Aircraft N° 89	A319	June 2011
- Aircraft N° 90	A320	July 2012
- Aircraft N° 91	A320	March 2012
- Aircraft N° 92	A320	October 2010
- Aircraft N° 93	A320	June 2012
- Aircraft N° 94	A320	[***] 2013

- Aircraft N° 95	A320	August 2012
- Aircraft N° 96	A320	[***] 2015
- Aircraft N° 97	A320	October 2012

- Aircraft N° 98	A319	[***] 2013
- Aircraft N° 99	A320	[***] 2013
- Aircraft N° 100	A320	[***] 2013
- Aircraft N° 101	A320	[***] 2013
- Aircraft N° 102	A320	[***] 2013
- Aircraft N° 103	A320	[***] 2013
- Aircraft N° 104	A320	[***] 2013
- Aircraft N° 105	A320	[***] 2013
- Aircraft N° 106	A320	[***] 2013
- Aircraft N° 107	A319	[***] 2013
- Aircraft N° 108	A320	[***] 2013
- Aircraft N° 109	A319	[***] 2013

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320/A330 PA – TAM – Amdt. 12 – CT1200252- 01/2012	Page 3 of NUMPAGES \* Arabic \* MERGEFORMAT 33

- Aircraft N° 110	A319	October 2012
- Aircraft N° 111	A320	May 2012
- Aircraft N° 112	A319	[***] 2015
- Aircraft N° 113	A320	March 2012
- Aircraft N° 114	A320	[***] 2015

- Aircraft N° 115	A321	[***] 2014
- Aircraft N° 116	A320	[***] 2014
- Aircraft N° 117	A319	[***] 2014
- Aircraft N° 118	A321	[***] 2014
- Aircraft N° 119	A320	[***] 2014
- Aircraft N° 120	A319	[***] 2014
- Aircraft N° 121	A321	[***] 2014
- Aircraft N° 122	A320	[***] 2014
- Aircraft N° 123	A319	[***] 2014
- Aircraft N° 124	A321	[***] 2014
- Aircraft N° 125	A320	[***] 2014
- Aircraft N° 126	A319	[***] 2014

- Aircraft N° 127	A321	[***] 2015
- Aircraft N° 128	A320	[***] 2015
- Aircraft N° 129	A319	[***] 2015
- Aircraft N° 130	A319	[***] 2015
- Aircraft N° 131	A321	[***] 2015
- Aircraft N° 132	A320	[***] 2015
- Aircraft N° 133	A321	[***] 2015
- Aircraft N° 134	A320	[***] 2015

- Aircraft N° 135	A320	[***] 2016
- Aircraft N° 136	A320	[***] 2016
- Aircraft N° 137	A320	[***] 2016
- Aircraft N° 138	A320	[***] 2016
- Aircraft N° 139	A320	[***] 2016
- Aircraft N° 140	A320	[***] 2016
- Aircraft N° 141	A320	[***] 2017
- Aircraft N° 142	A320	[***] 2017
- Aircraft N° 143	A320	[***] 2017
- Aircraft N° 144	A320	[***] 2017

- [***] Aircraft N° 145	A320	[***] 2016
- [***] Aircraft N° 146	A320	[***] 2016
- [***] Aircraft N° 147	A320	[***] 2017
- [***]Aircraft N° 148	A320	[***] 2017
- [***] Aircraft N° 149	A320	[***] 2017
- [***] Aircraft N° 150	A320	[***] 2017

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320/A330 PA – TAM – Amdt. 12 – CT1200252- 01/2012	Page 4 of NUMPAGES \* Arabic \* MERGEFORMAT 33

- [***] Aircraft N° 151	A320	[***] 2017
- [***] Aircraft N° 152	A320	[***] 2017
- [***] Aircraft N° 153	A320	[***] 2017
- [***] Aircraft N° 154	A320	[***] 2017
- [***] Aircraft N° 155	A320	[***] 2018
- [***] Aircraft N° 156	A320	[***] 2018
- [***] Aircraft N° 157	A320	[***] 2018
- [***] Aircraft N° 158	A320	[***] 2018
- [***] Aircraft N° 159	A320	[***] 2018
- [***] Aircraft N° 160	A320	[***] 2018
- [***] Aircraft N° 161	A321	[***] 2018
- [***] Aircraft N° 162	A321	[***] 2018
- [***] Aircraft N° 163	A321	[***] 2018
- [***] Aircraft N° 164	A321	[***] 2018
- [***] Aircraft N° 165	A321	[***] 2018
- [***] Aircraft N° 166	A321	[***] 2018

1.3 Pre-delivery payment:

The Predelivery Payments due in respect of the three (3) Aircraft deferred pursuant to the provisions of Clause 1.1 above shall be recomputed taking into account the revised Scheduled Delivery Quarter for each of the Aircraft as set forth in Clause 9.1.1.1 of the Agreement as amended by Clause 1.2 above.

Upon signature of this Amendment, the [***] Predelivery Payments resulting from such recomputation, which amounts to [***], shall be held by the Seller and credited against the next Predelivery Payment becoming due under the Agreement.

1.4 Propulsion System & BFE Availability:

The Buyer is responsible for communicating the above changes to the relevant Propulsion Systems and BFE suppliers and ensuring the availability of the relevant Propulsion Systems and BFE in accordance with the changes contemplated in this Amendment No.12.

2. CONFIDENTIALITY

This Amendment No.12 is subject to the confidentiality provisions set forth in Clause 22.10 of the A320/A330 Purchase Agreement.

3. LAW AND JURISDICTION

This Amendment No.12 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No.12 shall be within the exclusive jurisdiction of the Courts of England.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320/A330 PA – TAM – Amdt. 12 – CT1200252- 01/2012	Page 5 of NUMPAGES \* Arabic \* MERGEFORMAT 33

4. MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Agreement No 12, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 12.

This Amendment No 12 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Purchase Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement, its Exhibits and Letter Agreements.

In the event of any inconsistency between the Agreement and the present Amendment No 8, the latter shall prevail to the extent of said inconsistency.

5. SEVERABILITY

In the event that any provision of this Amendment No.12 should for any reason be held ineffective, the remainder of this Amendment No.12 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No.12 prohibited or unenforceable in any respect. Any provisions of this Amendment No.12 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No.12.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320/A330 PA – TAM – Amdt. 12 – CT1200252- 01/2012	Page 6 of NUMPAGES \* Arabic \* MERGEFORMAT 33

This Amendment No 12 has been executed in two (2) original specimens which are in English.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 13

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

TAM – LINHAS AEREAS S.A.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 13

TO THE

A320/A330 PURCHASE AGREEMENT

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment No.13 is made as of the 30th day of November 2012 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4,

CEP 04072 - 000, Jardim CECI

SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008 and Amendment No. 2, dated as of October 15, 2008, and Amendment No. 3 dated January 12, 2009 and Amendment No.4, dated as of July 1, 2009 and Amendment No.5, dated as of December 24, 2009 and Amendment No.6, dated as of March 4, 2010 and Amendment No.7, dated as of July 28, 2010 and Amendment No.8, dated as of April 29, 2011 and Amendment No.9, dated as of June 13, 2011 and Amendment No.10, dated as of October 11, 2011 and Amendment No.11, dated as of October 11, 2011 and Amendment No.12, dated as of January 27, 2012 incorporated therein is hereinafter referred to as the “Agreement”.

B-	The Buyer and the Seller have agreed to make some changes to the aircraft type of certain A320 Family Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 FAMILY TYPE CONVERSION AND RESCHEDULING

1.1	The Buyer has requested to the Seller, and the Seller has agreed to convert the aircraft type of four (4) A320 Family Aircraft (the “Converted Aircraft”) and to reschedule the delivery of certain Converted Aircraft as follows:

Aircraft Rank	CAC_Id	Original Scheduled Delivery Month	Revised Scheduled Delivery Month	Initial Aircraft Type	New Aircraft Type	Aircraft Batch
98	[***]	[***] 2013	[***] 2013	A319-100	A320-200	Aircraft Nos 95-114
107	[***]	[***] 2013	[***]2013	A319-100	A320-200	Aircraft Nos 95-114
109	[***]	[***] 2013	[***] 2013	A319-100	A320-200	Aircraft Nos 95-114
117	[***]	[***] 2014	[***] 2014	A319-100	A320-200	2010 A320 Family Incremental Aircraft

1.2	As a result of the Aircraft conversions set forth in clause 1.1 above, the parties agree to delete it its entirety clause 1.1 of Amendment No. 7, as amended and, and replace it as follows:

QUOTE

1.1	“Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°7 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of five (5) A319 Aircraft, eight (8) A320 Aircraft and seven (7) A321 Aircraft (hereinafter collectively referred to as the “2010 A320 Family Incremental Aircraft”).

UNQUOTE

1.3	New Delivery Schedule: As a result of the rescheduling set forth in Paragraph 1.1 above, the A319/A320/A321 Delivery Schedule set forth in Clause 9.1.1.1 of the Agreement (as subsequently amended) is hereby cancelled and replaced with the following quoted Delivery Schedule:

QUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	Mar-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	[***]-13
- Aircraft N° 88	A320	[***]-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	[***]-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A320	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 99	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	[***]-13	Aircraft Nos 95-114

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 101	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 105	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 108	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A319	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A320	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A319	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 123	A319	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 124	A321	[***] 2014	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A320	[***] 2014	2010 A320 Family Incremental Aircraft
- Aircraft N° 126	A319	[***] 2014	2010 A320 Family Incremental Aircraft
- Aircraft N° 127	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A320	[***] 2015	2010 A320 Family Incremental Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 129	A319	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 130	A319	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 131	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 132	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 137	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 138	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 139	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 140	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 141	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 142	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 143	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 144	A320	[***] 2017	2011 A320 Family Incremental Aircraft

- [***] Aircraft N° 145	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 146	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 147	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 148	A320	[***] 2017	2011 A320 [***] Family Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- [***] Aircraft N° 149	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 150	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 151	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 152	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 153	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 154	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 155	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 156	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 157	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 158	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 159	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 160	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 161	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 162	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 163	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 164	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 165	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 166	A321	[***] 2018	2011 A320 [***] Family Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.4	Pre-delivery payment:

The Predelivery Payment schedule of the Converted Aircraft affected by the conversion set forth in Paragraph 1.1 above will be recalculated based on the new aircraft type for such Aircraft.

As a result of the Aircraft conversion set forth in Paragraph 1.1 above, the parties hereby agree, that upon signature of this Amendment No.13, the Buyer shall, with respect to Aircraft rank 98, Aircraft rank 107, Aircraft rank 109 and Aircraft rank 117, [***] Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Clause 5.3.2, as amended by clause 2 of Letter Agreement No.10 for Aircraft rank 98, Aircraft rank 107 and Aircraft rank 109 and, in respect of Aircraft rank 117, as further amended by clause 2 of Letter Agreement No.2 to Amendment No.7.

1.5	Propulsion System & BFE Availability:

The Buyer is responsible for communicating the above changes to the relevant Propulsion Systems and BFE suppliers and ensuring the availability of the relevant Propulsion Systems and BFE in accordance with the change contemplated in this Amendment No.13.

The parties are [***] for Aircraft rank 115 through, and including, Aircraft rank 134.

2.	CONFIDENTIALITY

This Amendment No.13 is subject to the confidentiality provisions set forth in Clause 22.10 of the A320/A330 Purchase Agreement.

3.	LAW AND JURISDICTION

This Amendment No.13 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No.13 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No 13, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 13.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment No 13 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Purchase Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement, its Exhibits and Letter Agreements.

In the event of any inconsistency between the Agreement and the present Amendment No 13, the latter shall prevail to the extent of said inconsistency.

5.	SEVERABILITY

In the event that any provision of this Amendment No.13 should for any reason be held ineffective, the remainder of this Amendment No.13 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No.13 prohibited or unenforceable in any respect. Any provisions of this Amendment No.13 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No.13.

This Amendment No 13 has been executed in two (2) original specimens which are in English.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No 13 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Witness		Witness

Name:		Name:

Title:		Title:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 14

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

A N D

TAM – LINHAS AEREAS S.A.

REF: CTCT1242567

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N° 14

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.14 is made as of the 14th day of December 2012 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AND

TAM – LINHAS AEREAS S.A., having its principal office at:

Avenida Jurandir, 856, 4°andar, Lote 4,

CEP 04072 - 000, Jardim CECI

SAO PAULO - SP

BRAZIL

(herein after referred to as “the Buyer”) of the other part.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and the Buyer have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008 and Amendment No. 2, dated as of October 15, 2008, and Amendment No. 3 dated January 12, 2009 and Amendment No.4, dated as of July 1, 2009 and Amendment No.5, dated as of December 24, 2009 and Amendment No.6, dated as of March 4, 2010 and Amendment No.7, dated as of July 28, 2010 and Amendment No.8, dated as of April 29, 2011 and Amendment No.9, dated as of June 13, 2011 and Amendment No.10, dated as of October 11, 2011 and Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012 and Amendment No. 13, dated as of November 30, 2012 incorporated therein is hereinafter referred to as the “Agreement”.

B-	The Buyer and the Seller have agreed to make a change to the aircraft type of an A320 Family Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	A320 FAMILY TYPE CONVERSION AND RESCHEDULING

1.1	The Buyer has requested to the Seller, and the Seller has agreed to convert the aircraft type of one (1) A320 Family Aircraft (the “Converted Aircraft”) and to reschedule the delivery of such Converted Aircraft as follows:

Aircraft Rank	CAC_Id	Original Scheduled Delivery Month	Revised Scheduled Delivery Quarter	Initial Aircraft Type	New Aircraft Type	Aircraft Batch
119	[***]	[***] 2014	[***] 2015	A320-200	A321-200	2010 A320 Family Incremental Aircraft

1.2	As a result of the Aircraft conversions set forth in clause 1.1 above, the parties agree to delete it its entirety clause 1.1 of Amendment No. 7, as amended and, and replace it as follows:

QUOTE

1.1	“Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°7 (and incorporating the relevant provisions of the A320/A330 Purchase Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of five (5) A319 Aircraft, seven (7) A320 Aircraft and eight (8) A321 Aircraft (hereinafter collectively referred to as the “2010 A320 Family Incremental Aircraft”).

UNQUOTE

1.3	New Delivery Schedule: As a result of the rescheduling set forth in Paragraph 1.1 above, the A319/A320/A321 Delivery Schedule set forth in Clause 9.1.1.1 of the Agreement (as subsequently amended) is hereby cancelled and replaced with the following quoted Delivery Schedule:

QUOTE

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 64	A321	Aug-07
- Aircraft N° 65	A321	Aug-07
- Aircraft N° 66	A320	Oct-07
- Aircraft N° 67	A320	Oct-07
- Aircraft N° 68	A321	Nov-07
- Aircraft N° 69	A319	Nov-08
- Aircraft N° 70	A319	Jul-08
- Aircraft N° 71	A319	Aug-08
- Aircraft N° 72	A321	Feb-09
- Aircraft N° 73	A321	Jan-09
- Aircraft N° 74	A321	[***]-13
- Aircraft N° 75	A320	May-09
- Aircraft N° 76	A320	Dec-11
- Aircraft N° 77	A321	Jan-11
- Aircraft N° 78	A320	Dec-11
- Aircraft N° 79	A321	Apr-11
- Aircraft N° 80	A321	Jun-10
- Aircraft N° 81	A319	Jan-10
- Aircraft N° 82	A319	Jul-11
- Aircraft N° 83	A319	Jun-11
- Aircraft N° 84	A321	Jun-10
- Aircraft N° 85	A320	Mar-12
- Aircraft N° 86	A320	Feb-12
- Aircraft N° 87	A320	[***]-13
- Aircraft N° 88	A320	[***]-13
- Aircraft N° 89	A319	Jun-11
- Aircraft N° 90	A320	Jul-12
- Aircraft N° 91	A320	Mar-12
- Aircraft N° 92	A320	Oct-10
- Aircraft N° 93	A320	Jun-12
- Aircraft N° 94	A320	[***]-13
- Aircraft N° 95	A320	Aug-12	Aircraft Nos 95-114
- Aircraft N° 96	A320	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 97	A320	Oct-12	Aircraft Nos 95-114
- Aircraft N° 98	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 99	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 100	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 101	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 102	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 103	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 104	A320	[***]-13	Aircraft Nos 95-114

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 105	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 106	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 107	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 108	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 109	A320	[***]-13	Aircraft Nos 95-114
- Aircraft N° 110	A319	Oct-12	Aircraft Nos 95-114
- Aircraft N° 111	A320	May-12	Aircraft Nos 95-114
- Aircraft N° 112	A319	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 113	A320	Mar-12	Aircraft Nos 95-114
- Aircraft N° 114	A320	[***] 2015	Aircraft Nos 95-114
- Aircraft N° 115	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 116	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 117	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 118	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 119	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 120	A319	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 121	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 122	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 123	A319	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 124	A321	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 125	A320	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 126	A319	[***]-14	2010 A320 Family Incremental Aircraft
- Aircraft N° 127	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 128	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 129	A319	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 130	A319	[***] 2015	2010 A320 Family Incremental Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- Aircraft N° 131	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 132	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 133	A321	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 134	A320	[***] 2015	2010 A320 Family Incremental Aircraft
- Aircraft N° 135	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 136	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 137	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 138	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 139	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 140	A320	[***] 2016	2011 A320 Family Incremental Aircraft
- Aircraft N° 141	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 142	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 143	A320	[***] 2017	2011 A320 Family Incremental Aircraft
- Aircraft N° 144	A320	[***] 2017	2011 A320 Family Incremental Aircraft

- [***] Aircraft N° 145	A320	[***]2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 146	A320	[***] 2016	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 147	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 148	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 149	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 150	A320	[***] 2017	2011 A320 [***] Family Aircraft

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
- [***] Aircraft N° 151	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 152	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 153	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 154	A320	[***] 2017	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 155	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 156	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 157	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 158	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 159	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 160	A320	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 161	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 162	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 163	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 164	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 165	A321	[***] 2018	2011 A320 [***] Family Aircraft
- [***] Aircraft N° 166	A321	[***] 2018	2011 A320 [***] Family Aircraft

1.4	Pre-delivery payment:

The Predelivery Payment schedule of the Converted Aircraft affected by the conversion set forth in Paragraph 1.1 above will be recalculated based on the new aircraft type for such Aircraft.

As a result of the Aircraft conversion and rescheduling set forth in Paragraph 1.1 above, the Parties hereby agree the Buyer [***] in respect of Aircraft rank 119 and [***] in accordance with the Predelivery Payment schedule set out in Clause 5.3.2, as amended by clause 2 of Letter Agreement No.10 and as further amended by clause 2 of Letter Agreement No.2 to Amendment No.7, and this amount will [***] under the Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.5	Propulsion System & BFE Availability:

The Buyer is responsible for communicating the above changes to the relevant Propulsion Systems and BFE suppliers and ensuring the availability of the relevant Propulsion Systems and BFE in accordance with the change contemplated in this Amendment No.14.

The parties are [***] for Aircraft rank 115 through, and including, Aircraft rank 134.

2.	CONFIDENTIALITY

This Amendment No.14 is subject to the confidentiality provisions set forth in Clause 22.10 of the A320/A330 Purchase Agreement.

3.	LAW AND JURISDICTION

This Amendment No.14 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this No.14 shall be within the exclusive jurisdiction of the Courts of England.

4.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No 14, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 14.

This Amendment No 14 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Purchase Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement, its Exhibits and Letter Agreements.

In the event of any inconsistency between the Agreement and the present Amendment No 14, the latter shall prevail to the extent of said inconsistency.

5.	SEVERABILITY

In the event that any provision of this Amendment No.14 should for any reason be held ineffective, the remainder of this Amendment No.14 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No.14 prohibited or unenforceable in any respect. Any provisions of this Amendment No.14 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No.14.

This Amendment No 14 has been executed in two (2) original specimens which are in English.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No 14 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

TAM - LINHAS AEREAS S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Witness		Witness

Name:		Name:

Title:		Title:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.